Exhibit 99.1
Investor Relations Contact
Steve Day
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Q4 and Fiscal 2024 Revenue
•FY2024 Net New Digital Media ARR exceeds $2.0 billion
•FY2024 Digital Experience revenue exceeds $5.3 billion
•Record Q4 operating cash flows of $2.92 billion
•Record RPO of $19.96 billion, 16 percent year-over-year growth
SAN JOSE, Calif. – Dec. 11, 2024 – Adobe (Nasdaq:ADBE) today reported financial results for its fourth quarter and fiscal year 2024 ended Nov. 29, 2024.
“Adobe delivered record FY24 revenue, demonstrating strong demand and the mission-critical role Creative Cloud, Document Cloud and Experience Cloud play in fueling the AI economy,” said Shantanu Narayen, chair and CEO, Adobe. “Our highly differentiated technology platforms, rapid pace of innovation, diversified go-to-market and the integration of our clouds position us for a great year ahead.”
“Adobe drove FY24 records of $21.51 billion in revenue, $8.06 billion in cash flows from operations and $19.96 billion in RPO,” said Dan Durn, executive vice president and CFO, Adobe. “Adobe’s strategy, AI innovation and massive cross-cloud opportunity position us well for 2025 and beyond.”
Fourth Quarter Fiscal Year 2024 Financial Highlights
•Adobe achieved revenue of $5.61 billion in its fourth quarter of fiscal year 2024, which represents 11 percent year-over-year growth as reported and in constant currency. Diluted earnings per share was $3.79 on a GAAP basis and $4.81 on a non-GAAP basis.
•GAAP operating income in the fourth quarter was $1.96 billion and non-GAAP operating income was $2.60 billion. GAAP net income was $1.68 billion and non-GAAP net income was $2.13 billion.
•Record cash flows from operations were $2.92 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $19.96 billion.
•Adobe repurchased approximately 4.6 million shares during the quarter.
Fourth Quarter Fiscal Year 2024 Business Segment Highlights
•Digital Media segment revenue was $4.15 billion, which represents 12 percent year-over-year growth as reported and in constant currency. Document Cloud revenue was $843 million, representing 17 percent year-over-year growth as reported and in constant currency. Creative revenue grew to $3.30 billion, representing 10 percent year-over-year growth or 11 percent in constant currency.
•Net new Digital Media Annualized Recurring Revenue (“ARR”) was $578 million, exiting the quarter with Digital Media ARR of $17.33 billion. Document Cloud ARR grew to $3.48 billion and Creative ARR grew to $13.85 billion.
•Digital Experience segment revenue was $1.40 billion, representing 10 percent year-over-year growth as reported and in constant currency. Digital Experience subscription revenue was $1.27 billion, representing 13 percent year-over-year growth or 12 percent in constant currency.

Fiscal Year 2024 Financial Highlights
•Adobe achieved revenue of $21.51 billion in fiscal year 2024, which represents 11 percent year-over-year growth as reported and in constant currency. Diluted earnings per share was $12.36 on a GAAP basis and $18.42 on a non-GAAP basis.
•GAAP operating income was $6.74 billion and non-GAAP operating income was $10.02 billion. GAAP net income was $5.56 billion and non-GAAP net income was $8.28 billion.
•Adobe generated $8.06 billion in operating cash flows during the year.
•Adobe repurchased approximately 17.5 million shares during the year.
Fiscal Year 2024 Business Segment Highlights
•Digital Media segment revenue was $15.86 billion, which represents 12 percent year-over-year growth as reported and in constant currency. Net new Digital Media ARR was $2.00 billion during the fiscal year.
•Document Cloud revenue was $3.18 billion, representing 18 percent year-over-year growth as reported and in constant currency.
•Creative revenue grew to $12.68 billion, representing 10 percent year-over-year growth or 11 percent in constant currency.
•Digital Experience segment revenue was $5.37 billion, representing 10 percent year-over-year growth as reported and in constant currency. Digital Experience subscription revenue was $4.86 billion, representing 12 percent year-over-year growth as reported and in constant currency.
Financial Targets
We measure ARR on a constant currency basis during the fiscal year and revalue ending ARR at year-end. Foreign exchange rate changes between the end of fiscal year 2023 and the end of fiscal year 2024 have resulted in a $117 million decrease to the Digital Media ARR balance entering fiscal year 2025, from $17.33 billion to $17.22 billion and is reflected in our investor data sheet. We expect an approximate $200 million headwind to fiscal year 2025 revenue, as a result of the effect of foreign exchange and a smaller impact of the continued move to subscriptions from perpetual offerings.
The following table summarizes Adobe’s fiscal year 2025 targets1:

Total revenue	$23.30 billion to $23.55 billion
Digital Media segment revenue	$17.25 billion to $17.40 billion
Digital Media ending ARR growth	11.0% year over year
Digital Experience segment revenue	$5.80 billion to $5.90 billion
Digital Experience subscription revenue	$5.375 billion to $5.425 billion
Earnings per share	GAAP: $15.80 to $16.10	Non-GAAP: $20.20 to $20.50
1Targets assume non-GAAP operating margin of ~46 percent, non-GAAP tax rate of ~18.5 percent and diluted share count of ~433 million for fiscal year 2025.
The following table summarizes Adobe’s first quarter fiscal year 2025 targets2:

Total revenue	$5.63 billion to $5.68 billion
Digital Media segment revenue	$4.17 billion to $4.20 billion
Digital Experience segment revenue	$1.38 billion to $1.40 billion
Digital Experience subscription revenue	$1.27 billion to $1.29 billion
Earnings per share	GAAP: $3.85 to $3.90	Non-GAAP: $4.95 to $5.00
2Targets assume non-GAAP operating margin of ~47 percent, non-GAAP tax rate of ~18.5 percent and diluted share count of ~439 million for first quarter fiscal year 2025.
Adobe to Host Conference Call
Adobe will webcast its fourth quarter and fiscal year 2024 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: http://www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s Investor Relations Website in advance of the conference call for reference.

Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our business, strategy, artificial intelligence and innovation momentum; our market opportunity and future growth; market trends; current macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success; revenue; operating margin; annualized recurring revenue; tax rate; earnings per share; and share count. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to realize the anticipated benefits of investments or acquisitions; failure to compete effectively; damage to our reputation or brands; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; failure to recruit and retain key personnel; complex sales cycles; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; litigation, regulatory inquiries and intellectual property infringement claims; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Annual Report on Form 10-K for our fiscal year ended Nov. 29, 2024, which Adobe expects to file in Jan. 2025. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website.
About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
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©2024 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Year Ended
	November 29, 2024	December 1, 2023	November 29, 2024	December 1, 2023
Revenue:
Subscription	$5,365	$4,763	$20,521	$18,284
Product	81	114	386	460
Services and other	160	171	598	665
Total revenue	5,606	5,048	21,505	19,409

Cost of revenue:
Subscription	475	505	1,799	1,822
Product	6	6	25	29
Services and other	135	123	534	503
Total cost of revenue	616	634	2,358	2,354

Gross profit	4,990	4,414	19,147	17,055

Operating expenses:
Research and development	999	889	3,944	3,473
Sales and marketing	1,536	1,368	5,764	5,351
General and administrative	456	372	1,529	1,413
Acquisition termination fee	—	—	1,000	—
Amortization of intangibles	42	42	169	168
Total operating expenses	3,033	2,671	12,406	10,405

Operating income	1,957	1,743	6,741	6,650

Non-operating income (expense):
Interest expense	(50)	(28)	(169)	(113)
Investment gains (losses), net	14	4	48	16
Other income (expense), net	70	89	311	246
Total non-operating income (expense), net	34	65	190	149
Income before income taxes	1,991	1,808	6,931	6,799
Provision for income taxes	308	325	1,371	1,371
Net income	$1,683	$1,483	$5,560	$5,428
Basic net income per share	$3.81	$3.26	$12.43	$11.87
Shares used to compute basic net income per share	441	455	447	457
Diluted net income per share	$3.79	$3.23	$12.36	$11.82
Shares used to compute diluted net income per share	443	459	450	459

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	November 29, 2024	December 1, 2023
ASSETS

Current assets:
Cash and cash equivalents	$7,613	$7,141
Short-term investments	273	701
Trade receivables, net of allowances for doubtful accounts of $14 and $16, respectively	2,072	2,224
Prepaid expenses and other current assets	1,274	1,018
Total current assets	11,232	11,084

Property and equipment, net	1,936	2,030
Operating lease right-of-use assets, net	281	358
Goodwill	12,788	12,805
Other intangibles, net	782	1,088
Deferred income taxes	1,657	1,191
Other assets	1,554	1,223
Total assets	$30,230	$29,779

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$361	$314
Accrued expenses	2,336	1,942
Debt	1,499	—
Deferred revenue	6,131	5,837
Income taxes payable	119	85
Operating lease liabilities	75	73
Total current liabilities	10,521	8,251

Long-term liabilities:
Debt	4,129	3,634
Deferred revenue	128	113
Income taxes payable	548	514
Operating lease liabilities	353	373
Other liabilities	446	376
Total liabilities	16,125	13,261

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in capital	13,419	11,586
Retained earnings	38,470	33,346
Accumulated other comprehensive income (loss)	(201)	(285)
Treasury stock, at cost	(37,583)	(28,129)
Total stockholders’ equity	14,105	16,518
Total liabilities and stockholders’ equity	$30,230	$29,779

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	November 29, 2024	December 1, 2023
Cash flows from operating activities:
Net income	$1,683	$1,483
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	218	222
Stock-based compensation	441	427
Lease-related asset impairments	78	—
Unrealized investment (gains) losses, net	(11)	(3)
Other non-cash adjustments	(105)	(129)
Changes in deferred revenue	353	467
Changes in other operating assets and liabilities	264	(870)
Net cash provided by operating activities	2,921	1,597

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	50	219
Purchases of property and equipment	(48)	(47)
Purchases and sales of long-term investments, intangibles and other assets, net	17	(19)
Net cash provided by investing activities	19	153

Cash flows from financing activities:
Repurchases of common stock	(2,500)	(1,000)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(152)	(202)
Other financing activities, net	151	(15)
Net cash used for financing activities	(2,501)	(1,217)
Effect of exchange rate changes on cash and cash equivalents	(19)	7
Net change in cash and cash equivalents	420	540
Cash and cash equivalents at beginning of period	7,193	6,601
Cash and cash equivalents at end of period	$7,613	$7,141

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended			Year Ended
	November 29, 2024	December 1, 2023	August 30, 2024	November 29, 2024	December 1, 2023
Operating income:

GAAP operating income	$1,957	$1,743	$1,992	$6,741	$6,650
Stock-based and deferred compensation expense	455	431	485	1,881	1,735
Amortization of intangibles	84	91	83	334	373
Acquisition-related expenses (1)	—	34	—	1,007	116
Loss contingency (reversal) (2)	—	44	(45)	(44)	44
Lease-related asset impairments and other charges (3)	100	—	—	100	—
Non-GAAP operating income	$2,596	$2,343	$2,515	$10,019	$8,918

Net income:

GAAP net income	$1,683	$1,483	$1,684	$5,560	$5,428
Stock-based and deferred compensation expense	455	431	485	1,881	1,735
Amortization of intangibles	84	91	83	334	373
Acquisition-related expenses (1)	—	34	—	1,007	116
Loss contingency (reversal) (2)	—	44	(45)	(44)	44
Lease-related asset impairments and other charges (3)	100	—	—	100	—
Investment (gains) losses, net	(14)	(4)	(12)	(48)	(16)
Income tax adjustments	(176)	(120)	(115)	(509)	(303)
Non-GAAP net income	$2,132	$1,959	$2,080	$8,281	$7,377

Diluted net income per share:

GAAP diluted net income per share	$3.79	$3.23	$3.76	$12.36	$11.82
Stock-based and deferred compensation expense	1.03	0.94	1.08	4.18	3.78
Amortization of intangibles	0.19	0.20	0.19	0.75	0.81
Acquisition-related expenses (1)	—	0.07	—	2.24	0.25
Loss contingency (reversal) (2)	—	0.10	(0.10)	(0.10)	0.10
Lease-related asset impairments and other charges (3)	0.23	—	—	0.22	—
Investment (gains) losses, net	(0.03)	(0.01)	(0.03)	(0.10)	(0.03)
Income tax adjustments	(0.40)	(0.26)	(0.25)	(1.13)	(0.66)
Non-GAAP diluted net income per share	$4.81	$4.27	$4.65	$18.42	$16.07

Shares used to compute diluted net income per share	443	459	448	450	459
(1) Associated with the Figma transaction, and includes deal costs, certain professional fees and the termination fee
(2) Associated with an IP litigation matter
(3) Associated with the optimization of our leased facilities, and primarily includes impairment charges related to certain operating lease right-of-use assets and leasehold improvements

Non-GAAP Results (continued)
The following table shows Adobe’s fourth quarter fiscal year 2024 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Fourth Quarter Fiscal 2024
Effective income tax rate:

GAAP effective income tax rate	15.5%
Income tax adjustments	5.0
Stock-based and deferred compensation expense	(1.4)
Amortization of intangibles	(0.3)
Lease-related asset impairments and other charges (3)	(0.3)
Non-GAAP effective income tax rate (4)	18.5%
(3) Associated with the optimization of our leased facilities, and primarily includes impairment charges related to certain operating lease right-of-use assets and leasehold improvements
(4) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions
The following tables show Adobe's annual fiscal year 2025 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	Fiscal Year 2025
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$15.80	$16.10
Stock-based and deferred compensation expense	4.69	4.69
Amortization of intangibles	0.71	0.71
Income tax adjustments	(1.00)	(1.00)
Non-GAAP diluted net income per share	$20.20	$20.50

Shares used to compute diluted net income per share	433	433

Fiscal Year 2025
Operating margin:

GAAP operating margin	36.0%
Stock-based and deferred compensation expense	8.7
Amortization of intangibles	1.3
Non-GAAP operating margin	46.0%

Reconciliation of GAAP to Non-GAAP Financial Targets and Assumptions (continued)
The following tables show Adobe's first quarter fiscal year 2025 financial targets and assumptions reconciled to non-GAAP financial targets and assumptions included in this release.

(Shares in millions)	First Quarter Fiscal 2025
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$3.85	$3.90
Stock-based and deferred compensation expense	1.13	1.13
Amortization of intangibles	0.19	0.19
Income tax adjustments	(0.22)	(0.22)
Non-GAAP diluted net income per share	$4.95	$5.00

Shares used to compute diluted net income per share	439	439

First Quarter Fiscal 2025
Operating margin:

GAAP operating margin	37.0%
Stock-based and deferred compensation expense	8.5
Amortization of intangibles	1.5
Non-GAAP operating margin	47.0%

First Quarter Fiscal 2025
Effective income tax rate:

GAAP effective income tax rate	19.0%
Stock-based and deferred compensation expense	(1.7)
Amortization of intangibles	(0.3)
Income tax adjustments	1.5
Non-GAAP effective income tax rate (4)	18.5%
(4) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.